Exhibit 10.2

SMARTSHEET.COM, INC.
(f/k/a Navigo Technologies, Inc.)
2005 STOCK OPTION/RESTRICTED STOCK PLAN
As Amended and Restated Effective April 16, 2014

-i-

Page

SECTION 5.		SHARES SUBJECT TO PLAN	6
	(a)	Basic Limitation	6
	(b)	Additional Shares	6
	(c)	Dividend Equivalents	6
SECTION 6.		TERMS AND CONDITIONS OF OPTIONS	6
	(a)	Stock Option Agreemen	6
	(b)	Number of Shares	6
	(c)	Exercise Price	6
	(d)	Exercisability and Term	7
	(e)	Modifications or Assumption of Options	7
	(f)	Transferability of Options	7
(G) RESTRICTIONS ON TRANSFER			7
SECTION 7.		PAYMENT FOR OPTION SHARES	8
	(a)	General Rule	8
	(b)	Surrender of Stock	8
	(c)	Promissory Note	8
	(d)	Other Forms of Payment	8
SECTION 8.		TERMS AND CONDITIONS FOR AWARDS OF RESTRICTED STOCK.	8
	(a)	Time, Amount and Form of Awards	8
	(b)	Restricted Stock Agreement	8
	(c)	Payment for Restricted Stock	8
	(d)	Vesting Conditions	9
	(e)	Assignment or Transfer of Restricted Stock	9
	(f)	Trusts	9
	(g)	Voting and Dividend Rights	9
SECTION 9.		ADJUSTMENTS	9
SECTION 10		EFFECT OF A CHANGE IN CONTROL	10
SECTION 11.		LIMITATIONS ON RIGHTS	10
	(a)	Retention Rights	10
	(b)	Shareholders’ Rights	10
	(c)	Regulatory Requirements	11
SECTION 12.		WITHHOLDING TAXES	11
	(a)	General	11
	(b)	Share Withholding	11
SECTION 13.		DURATION AND AMENDMENTS	11
	(a)	Term of the Plan	11
	(b)	Right to Amend or Terminate the Plan	11
SECTION 14.		EXECUTION	12

SMARTSHEET.COM, INC.
(f/k/a Navigo Technologies, Inc.)

2005 STOCK OPTION/RESTRICTED STOCK PLAN
SECTION 1.    INTRODUCTION.
The purposes of the Plan are to promote the long-term success of the Company and the creation of shareholder value by offering Key Employees an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest; to encourage such selected persons to continue to provide services to the Company, and to attract to the Company new individuals with outstanding qualifications.
The Plan seeks to achieve these purposes by providing for Awards in the form of Restricted Stock and Options (which may constitute Incentive Stock Options or Nonstatutory Stock Options).
The Plan shall be governed by, and construed in accordance with, the laws of the State of Washington (except its choice-of-law provisions). Capitalized terms shall have the meaning provided in Section 2 unless otherwise provided in this Plan or the applicable Stock Option Agreement or Restricted Stock Agreement.
SECTION 2.    DEFINITIONS.
(a)    “Affiliate” means any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries directly or indirectly own not less than 50% of such entity. For purposes of determining an individual’s “Service,” this definition shall include any entity other than a Subsidiary, if the Company, a Parent and/or one or more Subsidiaries own not less than 50% of such entity.
(b)    “Award” means an award of an Option or Restricted Stock under the Plan.
(c)    “Board” means the Board of Directors of the Company, as constituted from time to time.
(d)    “Change in Control” except as may otherwise be provided in a Stock Option Agreement, Restricted Stock Agreement or other applicable agreement, means any merger or consolidation of the Company into or with another corporation or other entity, or the sale, transfer or other disposition of all or substantially all of the assets or capital stock of the Company, or any reorganization, recapitalization or like transaction or series of related transactions having substantially equivalent effect and purpose, at the conclusion of which such merger, consolidation, sale, transfer, disposition, reorganization, recapitalization or like transaction the holders of the capital stock of the Company entitled to vote for the election of directors or similar governing body immediately prior to such transaction or series of related transactions own less than a majority of the capital stock entitled to vote for the election of directors or similar governing body of the acquiring entity or entity surviving or resulting from such transaction or series of related transactions immediately thereafter; provided that a merger effected exclusively for the purpose of changing the domicile of the Company shall not be deemed to constitute a "Change in Control".
(e)    “Code” means the Internal Revenue Code of 1986, as amended.
(f)    “Committee” means a committee consisting of one or more members of the Board that is appointed by the Board (as described in Section 3) to administer the Plan.
(g)    “Common Stock” means the Company’s common stock, without par value, and any other securities into which such shares are changed, for which such shares are exchanged or which may be issued in respect thereof.
(h)    “Company” means Smartsheet.com, Inc., a Washington corporation.
(i)    “Consultant” means an individual who performs bona fide services to the Company, a Parent, a Subsidiary or an Affiliate other than as an Employee, Director or a Non-Employee Director.
(j)    “Director” means a member of the Board who is also an Employee.
(k)    “Disability” means that the Key Employee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.
(l)    “Employee” means any individual who is a common-law employee of the Company, a Parent, a Subsidiary or an Affiliate.
(m)    “Exchange Act” means the Securities Exchange Act of 1934, as amended.
(n)    “Exercise Price” means the amount for which a Share may be purchased upon exercise of an Option, as specified in the applicable Stock Option Agreement.
(o)    “Fair Market Value” means the market price of Shares, determined by the Committee as follows:
(i)    If the Shares were traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for the applicable date;
(ii)    If the Shares were traded over-the-counter on the date in question and were classified as a national market issue or small-cap issue, then the Fair Market Value shall be equal to the closing price quoted by the NASDAQ system for the applicable date;

(iii)    If the Shares were traded over-the-counter on the date in question but were not classified as a national market issue or small-cap issue, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted by the applicable trading market for the applicable date; and
(iv)    If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.
Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in The Wall Street Journal. Such determination shall be conclusive and binding on all persons.
(p)    “Grant” means any grant of an Award under the Plan.
(q)    “Incentive Stock Option” or “ISO” means an incentive stock option described in Code section 422(b).
(r)    “Key Employee” means an Employee, Director, Non-Employee Director or Consultant who has been selected by the Committee to receive an Award under the Plan.
(s)    “Non-Employee Director” means a member of the Board who is not an Employee.
(t)    “Nonstatutory Stock Option” or “NSO” means a stock option that is not an ISO.
(u)    “Option” means an ISO or NSO granted under the Plan entitling the Optionee to purchase Shares.
(v)    “Optionee” means an individual, estate or other entity that holds an Option.
(w)    “Parent” means a “parent corporation” of the Company as defined under Code section 424 or its successor provision. An entity that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.
(x)    “Participant” means an individual or estate or other entity that holds an Award.
(y)    “Plan” means this Smartsheet.com, Inc. 2005 Stock Option/Restricted Stock Plan as it may be amended from time to time.
(z)    “Restricted Stock” means a Share awarded under Section 8 of the Plan.
(aa)    “Restricted Stock Agreement” means the agreement described in Section 8 evidencing an Award of Restricted Stock.
(bb)    “Securities Act” means the Securities Act of 1933, as amended.

(cc)    “Service” means service as an Employee, Director, Non-Employee Director or Consultant.
(dd)    “Share” means one share of Common Stock.
(ee)    “Stock Option Agreement” means the agreement described in Section 6 evidencing a Grant of an Option.
(ff)    “Subsidiary” means any “subsidiary corporation” of the Company as defined under Code section 424(f) or its successor provision (other than the Company). An entity that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.
(gg)    “10-Percent Shareholder” means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its Parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of section 424(d) of the Code shall be applied.
SECTION 3.    ADMINISTRATION.
(a)    Committee Composition. A Committee appointed by the Board shall administer the Plan. The Board shall designate one of the members of the Committee as chairperson. If no Committee has been approved, the entire Board shall constitute the Committee. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may also at any time terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee.
Effective with the Company’s initial public offering, the Committee shall consist either (i) of those individuals who shall satisfy the requirements of Rule 16b-3 (or its successor) under the Exchange Act with respect to Awards granted to persons who are officers or directors subject to Section 16 of the Exchange Act or (ii) of the Board itself.
The Board may also appoint one or more separate committees of the Board, each composed of one or more directors of the Company who need not qualify under Rule 16b-3, who may administer the Plan with respect to Key Employees who are not considered officers or directors of the Company under Section 16 of the Exchange Act, may grant Awards under the Plan to such Key Employees and may determine all terms of such Awards.
Notwithstanding the foregoing, the Board shall constitute the Committee and shall administer the Plan with respect to all Awards granted to Non-Employee Directors.
(b)    Authority of the Committee. Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take any actions it deems necessary or advisable for the administration of the Plan. Such actions shall include:

(i)    selecting Key Employees who are to receive Awards under the Plan;
(ii)    determining the type, number, vesting requirements and other features and conditions of such Awards;
(iii)    interpreting the Plan;
(iv)    effectuating an exchange of Awards for other Awards or other consideration;
(v)    creating such plans or subplans as may be necessary or advisable to allow the grant of Awards under the Plan in non-United States jurisdictions or to non-United States taxpayers; and
(vi)    making all other decisions relating to the operation of the Plan.
The Committee may adopt such rules or guidelines, as it deems appropriate to implement the Plan. The Committee’s determinations under the Plan shall be final and binding on all persons.
(c)    Indemnification. Except arising from any action taken, or failure to act, in bad faith, each member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from (i) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Stock Option Agreement or Restricted Stock Agreement, and (ii) from any and all amounts paid by him or her, with the Company’s prior approval, in settlement thereof or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she shall have given the Company a reasonable opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.
(d)    Financial Reports. The Company shall furnish to Participants a copy of such financial information required by applicable law.
SECTION 4.    ELIGIBILITY.
(a)    General Rules. Only Employees, Directors, Non-Employee Directors and Consultants shall be eligible for designation as Key Employees by the Committee.

(b)    Incentive Stock Options. Only Key Employees who are common-law employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs. In addition, a Key Employee who is a 10-Percent Shareholder shall not be eligible for the grant of an ISO unless the requirements set forth in section 422(c)(5) of the Code are satisfied.
SECTION 5.    SHARES SUBJECT TO PLAN.
(a)    Basic Limitation. The stock issuable under the Plan shall be authorized but unissued Shares or treasury Shares. The aggregate number of Shares reserved for Awards under the Plan shall not exceed Seventeen Million Four Hundred Forty-Three Thousand Three Hundred Fifty-Three (17,443,353) on a fully diluted basis, subject to adjustment pursuant to Section 9. Seventeen Million Four Hundred Forty-Three Thousand Three Hundred Fifty-Three (17,443,353) Shares shall be available for issuance as ISOs.
(b)    Additional Shares. If Awards are forfeited or terminate for any other reason before being exercised, then the Shares underlying such Awards shall again become available for Awards under the Plan.
(c)    Dividend Equivalents. Any dividend equivalents distributed under the Plan shall not be applied against the number of Shares available for Awards.
SECTION 6.    TERMS AND CONDITIONS OF OPTIONS.
(a)    Stock Option Agreement. Each Grant under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan and that the Committee deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. A Stock Option Agreement may provide that new Options will be granted automatically to the Optionee when he or she exercises the prior Options. The Stock Option Agreement shall also specify whether the Option is an ISO or an NSO.
(b)    Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 9.
(c)    Exercise Price. An Option’s Exercise Price shall be established by the Committee and set forth in a Stock Option Agreement. To the extent required by applicable law the Exercise Price of an ISO shall not be less than 100% of the Fair Market Value (110% for 10-Percent Shareholders) of a Share on the date of Grant. In the case of an NSO, a Stock Option Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the NSO is outstanding. To the extent required by applicable law, the Exercise Price for an NSO shall not be less than 85% of the Fair Market Value (110% for 10-Percent Shareholders) of a Share on the date of Grant.
(d)    Exercisability and Term. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. To the extent required by applicable law, Options shall vest at least as rapidly as 20% annually over a five-year period. The Stock Option Agreement shall also specify the term of the Option; provided that the term of an ISO, and to the extent required by applicable law a NSO, shall in no event exceed ten (10) years from the date of Grant. An ISO that is granted to a 10-Percent Shareholder shall have a maximum term of five (5) years. To the extent required by applicable law, vested Options shall be exercisable for a minimum period of six (6) months following termination of employment due to death or Disability and thirty (30) days following termination of employment (other than terminations for cause, as defined in the Company’s personnel policies). Notwithstanding the previous sentence, no Option can be exercised after the expiration date provided in the applicable Stock Option Agreement. A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee’s death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s service. A Stock Option Agreement may permit an Optionee to exercise an Option before it is vested, subject to the Company’s right of repurchase over any Shares acquired under the unvested portion of the Option (an “early exercise”), which right of repurchase shall lapse at the same rate the Option would have vested had there been no early exercise. In no event shall the Company be required to issue fractional Shares upon the exercise of an Option.
(e)    Modifications or Assumption of Options. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding options (including modification of the Exercise Price thereof) or may accept the cancellation of outstanding options (whether granted by the Company or by another issuer) in return for the grant of new Awards for the same or a different number of Shares and, in the case of new Options, at the same or a different Exercise Price. The foregoing notwithstanding, no such modification of an Option shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such Option.
(f)    Transferability of Options. Except as otherwise provided in the applicable Stock Option Agreement and then only to the extent permitted by applicable law, no Option shall be transferable by the Optionee other than by will or by the laws of descent and distribution. Except as otherwise provided in the applicable Stock Option Agreement, an Option may be exercised during the lifetime of the Optionee only or by the guardian or legal representative of the Optionee. No Option or interest therein may be assigned, pledged or hypothecated by the Optionee during his lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.
(g)    Restrictions on Transfer. Any Shares issued upon exercise of an Option shall be subject to such rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall apply in addition to any restrictions that may apply to holders of Shares generally and shall also comply to the extent necessary with applicable law.
SECTION 7.    PAYMENT FOR OPTION SHARES.
(a)    General Rule. The entire Exercise Price of Shares issued upon exercise of Options shall be payable in cash at the time when such Shares are purchased, except as follows:
(i)    In the case of an ISO granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement. The Stock Option Agreement may specify that payment may be made in any form(s) described in this Section 7.
(ii)    In the case of an NSO granted under the Plan, the Committee may in its discretion, at any time accept payment in any form(s) described in this Section 7.
(b)    Surrender of Stock. To the extent that this Section 7(b) is applicable, payment for all or any part of the Exercise Price may be made with Shares which have already been owned by the Optionee for such duration as shall be specified by the Committee. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.
(c)    Promissory Note. To the extent that this Section 7(c) is applicable, payment for all or any part of the Exercise Price may be made with a promissory note if permitted by applicable laws, regulations and rules.
(d)    Other Forms of Payment. To the extent that this Section 7(d) is applicable, payment may be made in any other form that is consistent with applicable laws, regulations and rules.
SECTION 8.    TERMS AND CONDITIONS FOR AWARDS OF RESTRICTED STOCK.
(a)    Time, Amount and Form of Awards. Awards under this Section 8 may be granted in the form of Restricted Stock.
(b)    Restricted Stock Agreement. Each Award of Restricted Stock under the Plan shall be evidenced by a Restricted Stock Agreement between the Participant and the Company. Such Awards shall be subject to all applicable terms and conditions of the Plan and applicable law and may be subject to any other terms and conditions that are not inconsistent with the Plan and applicable law and that the Committee deems appropriate for inclusion in a Restricted Stock Agreement. The provisions of the various Restricted Stock Agreements entered into under the Plan need not be identical.

(c)    Payment for Restricted Stock. Restricted Stock may be issued with or without cash consideration under the Plan.
(d)    Vesting Conditions. Each Award of Restricted Stock shall become vested, in full or in installments, upon satisfaction of the conditions specified in the Restricted Stock Agreement. A Restricted Stock Agreement may provide for accelerated vesting in the event of the Participant’s death, Disability or retirement or other events.
(e)    Assignment or Transfer of Restricted Stock. Except as provided in Section 12, or in a Restricted Stock Agreement, or as required by applicable law, a Restricted Stock Award granted under the Plan shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor’s process, whether voluntarily, involuntarily or by operation of law. Any act in violation of this Section 8(e) shall be void. However, this Section 8(e) shall not preclude a Participant from designating a beneficiary who will receive any outstanding Restricted Stock Awards in the event of the Participant’s death, nor shall it preclude a transfer of Restricted Stock Awards by will or by the laws of descent and distribution.
(f)    Trusts. Neither this Section 8 nor any other provision of the Plan shall preclude a Participant from transferring or assigning Restricted Stock to (a) the trustee of a trust that is revocable by such Participant alone, both at the time of the transfer or assignment and at all times thereafter prior to such Participant’s death, or (b) the trustee of any other trust to the extent approved in advance by the Committee in writing. A transfer or assignment of Restricted Stock from such trustee to any person other than such Participant shall be permitted only to the extent approved in advance by the Committee in writing, and Restricted Stock held by such trustee shall be subject to all of the conditions and restrictions set forth in the Plan and in the applicable Restricted Stock Agreement, as if such trustee were a party to such Agreement.
(g)    Voting and Dividend Rights. The holders of Restricted Stock awarded under the Plan shall have the same voting, dividend and other rights as the Company’s other shareholders. A Restricted Stock Agreement, however, may require that the holders of Restricted Stock invest any cash dividends received in additional Restricted Stock. Such additional Restricted Stock shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid. Such additional Restricted Stock shall not reduce the number of Shares available under Section 5.
SECTION 9.    ADJUSTMENTS.
(a)    In the event of a subdivision of the outstanding Shares, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the price of Shares, a reclassification of the Shares, a combination or consolidation of the outstanding Shares (by reclassification or otherwise), a recapitalization, reorganization, merger, liquidation, spin-off, split-up, distribution, stock split or reverse stock split, exchange of shares, repurchase of shares, change in corporate structure or other similar occurrence, the Committee shall make such adjustments, if any, as it deems appropriate in its sole discretion (and, if required by applicable law, shall make proportionate adjustments) in one or more of:
(i)    the number and class of Shares or other stock or securities available for future Awards under Section 5;
(ii)    the number and class of Shares or other stock or securities covered by each outstanding Award; or
(iii)    the Exercise Price under each outstanding Option.
(b)    If by reason of an adjustment pursuant to this Section 9 a Participant’s Award shall cover additional or different shares of stock or securities, then such additional or different shares and the Award in respect thereof shall be subject to all of the terms, conditions and restrictions which were applicable to the Award and the Shares subject to the Award prior to such adjustment.
SECTION 10.    EFFECT OF A CHANGE IN CONTROL.
(a)    Merger or Reorganization. In the event that the Company is a party to a merger, reorganization or other corporate transaction, outstanding Awards shall be subject to the agreement providing for such merger, reorganization or corporate transaction. Such agreement need not provide for uniform treatment of Awards (or portions thereof) and may provide, without limitation, for the assumption of outstanding Awards (or portions thereof) by the surviving corporation or its parent, for their continuation by the Company (if the Company is a surviving corporation), for accelerated vesting or for their cancellation with or without consideration, in all cases without the consent of the Participant.
(b)    Acceleration. Except as otherwise provided in the applicable Stock Option Agreement or Restricted Stock Agreement, in the event that a Change in Control occurs and the applicable agreement providing for the merger, reorganization or corporate transaction provides for assumption or continuation of Awards pursuant to Section 10(a), no acceleration of vesting shall occur. In the event that a Change in Control occurs and there is no assumption or continuation of Awards pursuant to Section 10(a), all Awards shall vest and become immediately exercisable.
SECTION 11.    LIMITATIONS ON RIGHTS.
(a)    Retention Rights. Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain or become an employee, consultant or director of the Company, a Parent, a Subsidiary or an Affiliate. The Company and its Parents and Subsidiaries and Affiliates reserve the right to terminate the Service of any person at any time, and for any reason, subject to applicable laws, the Company’s Articles of Incorporation and Bylaws and a written employment agreement (if any).
(b)    Shareholders’ Rights. A Participant shall have no dividend rights, voting rights or other rights as a shareholder with respect to any Shares covered by his or her Award prior to the issuance of a stock certificate for such Shares. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date when such certificate is issued, except as expressly provided in Section 9.
(c)    Regulatory Requirements. Any other provision of the Plan notwithstanding, the obligation of the Company to issue Shares under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Shares pursuant to any Award prior to the satisfaction of all legal requirements relating to the issuance of such Shares, to their registration, qualification or listing or to an exemption from registration, qualification or listing.
SECTION 12.    WITHHOLDING TAXES.
(a)    General. A Participant shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with his or her Award. The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied.
(b)    Share Withholding. Subject to limitation by the Committee due to accounting considerations, if a public market for the Company’s Shares exists, the Committee may permit a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Shares that he or she previously acquired. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. Any payment of taxes by assigning Shares to the Company may be subject to restrictions, including, but not limited to, any restrictions required by rules of the Securities and Exchange Commission.
SECTION 13.    DURATION AND AMENDMENTS.
(a)    Term of the Plan. The Plan, as set forth herein, shall become effective on the date of its adoption by the Board, subject to the approval of the Company’s shareholders. No Options shall be exercisable until such shareholder approval is obtained. In the event that the shareholders fail to approve the Plan within twelve (12) months after its adoption by the Board, any Awards made shall be null and void and no additional Awards shall be made. The Plan shall terminate on the date that is ten (10) years after its adoption by the Board and may be terminated on any earlier date pursuant to Section 13(b).

(b)    Right to Amend or Terminate the Plan. The Board may amend or terminate the Plan at any time and for any reason. The termination of the Plan, or any amendment thereof, shall not affect any Award previously granted under the Plan. No Awards shall be granted under the Plan after the Plan’s termination. An amendment of the Plan shall be subject to the approval of the Company’s shareholders only to the extent required by applicable laws, regulations or rules.
SECTION 14.    EXECUTION.
To record the adoption of the Plan by the Board, the Company has caused its duly authorized officer to execute this Plan on behalf of the Company.

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Approved by Board of Directors on July 9, 2005 (150,000 shares reserved) and by shareholders on July 11, 2005

Amended by Board of Directors effective May 16, 2006 and approved by the shareholders on May 16, 2006 to increase option pool by 375,000 shares to 525,000 shares

Amended by Board of Directors effective May 24, 2007 and approved by the shareholders on May 24, 2007 to increase option pool by 527,827 shares to 1,052,827 shares

Amended by Board of Directors effective September 7, 2010 and approved by the shareholders on September 8, 2010 to increase option pool by 327,498 shares to 1,380,325 shares

Amended by Board of Directors effective January 5, 2012 and approved by the shareholders on February 14, 2012 to increase option pool by 411,819 shares to 1,792,144 shares

Amended by Board of Directors and shareholders effective November 20, 2012 to increase option pool by 783,402 shares to 2,575,546 shares

Amended by Board of Directors and shareholders effective February 4, 2014 to increase option pool by 435,000 shares and to amend options reserved under plan to 15,052,730 shares in connection with 5-for-1 forward split of Company’s stock

Amended by Board of Directors and shareholders effective April 16, 2014 to increase option pool by 2,390,623 to 17,433,353 shares

SMARTSHEET.COM, INC.
2005 STOCK OPTION/RESTRICTED STOCK PLAN
RESTRICTED STOCK AGREEMENT
Smartsheet.com, Inc., a Washington corporation (the “Company”), hereby awards shares of Restricted Stock to the Participant named below. The terms and conditions of the Award are set forth in this cover sheet, in the attachment and in the 2005 Stock Option/Restricted Stock Plan (the “Plan”).

Date of Award:     ________________, [YEAR]
Name of Participant:_____________________________________________________________
Participant’s Social Security Number:     _____-____-_____
Number of shares of Restricted Stock Awarded:_______________________________________
Amount Paid by Participant for the shares of Restricted Stock: $_________________________
Aggregate Fair Market Value of Restricted Stock on Date of Award:     $______________
By signing this cover sheet, you agree to all of the terms and conditions described in this cover sheet, in the attachment and in the Plan. You are also acknowledging receipt of this Agreement and a copy of the Plan.
Participant:____________________________________________________________________
(Signature)
Company:_____________________________________________________________________
(Signature)
Title:___________________________________________________________________
Attachment: 2005 Stock Option/Restricted Stock Plan

SMARTSHEET.COM, INC.
2005 STOCK OPTION/RESTRICTED STOCK PLAN
RESTRICTED STOCK AGREEMENT

The Plan and Other Agreements
The text of the Plan is incorporated in this Agreement by this reference. You and the Company agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement. Unless otherwise defined in this Agreement, certain capitalized terms used in this Agreement are defined in the Plan. This Agreement, the attached Exhibits and the Plan constitute the entire understanding between you and the Company regarding this Award of Restricted Stock. Any prior agreements, commitments or negotiations are superseded.

Award of Restricted Stock	The Company awards you the number of shares of Restricted Stock shown on the cover sheet of this Agreement. The Award is subject to the terms and conditions of this Agreement and the Plan.
Vesting
As long as you render continuous Service, you will become vested as to 25% of the total number of shares of Restricted Stock awarded, as shown above on the cover sheet, on the first anniversary of the Date of Award. Thereafter, the Restricted Stock vests at the rate of one-forty-eighth (1/48) monthly for each of the thirty-five (35) months following the month of the one-year anniversary of the Date of Award. The resulting number of shares will be rounded to the nearest whole number. The remaining number of shares of Restricted Stock covered by this Award will vest on the thirty-sixth (36th) month following the month of the one-year anniversary of the Date of Award. In the event that your Service ceases prior to the fourth anniversary of the Date of Award, you will forfeit to the Company all of the unvested Restricted Stock subject to this Award. The Company will make a pro-rated cash payment to you that reimburses you, without interest or appreciation, for the amount, if any, that you previously paid to the Company (as shown on the cover sheet of this Agreement) with respect to purchasing such unvested shares of Restricted Stock.

Escrow
The certificates for the Restricted Stock shall be deposited in escrow with the Secretary of the Company to be held in accordance with the provisions of this paragraph. Each deposited certificate shall be accompanied by a duly executed Assignment Separate from Certificate in the form attached hereto as Exhibit A. The deposited certificates, shall remain in escrow until such time as the certificates are to be released or otherwise surrendered for cancellation as discussed below. Upon delivery of the certificates to the Company, you shall be issued an instrument of deposit acknowledging the number of shares of Restricted Stock delivered in escrow to the Secretary of the Company.
All regular cash dividends on the Restricted Stock shall be paid directly to you and shall not be held in escrow. However, any new, substituted or additional securities or other property which is issued or distributed with respect to your shares of Restricted Stock shall be immediately delivered to the Secretary of the Company to be held in escrow hereunder, but only to the extent such shares are at the time subject to the escrow requirements hereof.
The Restricted Stock held in escrow hereunder shall be subject to the following terms and conditions relating to their release from escrow or their surrender to the Company:
•    When your interest in the Restricted Stock vests as described above, the certificates for such vested Restricted Stock shall be released from escrow and delivered to you, at your request, in accordance with the following schedule:
•    The release of any vested Restricted Stock from escrow shall be effected within thirty (30) days following the corresponding vesting date.
•    Upon termination of your Service, any unvested Restricted Stock shall be surrendered to the Company and any escrowed Restricted Stock which at the time shall have vested shall be released from escrow within thirty (30) days following termination of your Service.

Code Section 83(b) Election
Under Section 83 of the Code, the Fair Market Value of the Restricted Stock on the date it vests less the amount of consideration paid by you (if any) for such Restricted Stock will be reportable as ordinary income at that time. You may elect to be taxed at the time the Restricted Stock is acquired to the extent that the Fair Market Value of the Restricted Stock exceeds the amount of consideration paid by you (if any) for such Restricted Stock at that time rather than when such Restricted Stock vests, by filing an election under Section 83(b) of the Code with the Internal Revenue Service within thirty (30) days after the Date of Award. The form for making this election is attached as Exhibit B hereto. Failure to make this filing within the thirty (30) day period will result in the recognition of ordinary income by you with respect to any increase in the Fair Market Value of the Restricted Stock after the Date of Award as the Restricted Stock vests. YOU ACKNOWLEDGE THAT IT IS YOUR SOLE RESPONSIBILITY, AND NOT THE COMPANY’S, TO FILE A TIMELY ELECTION UNDER CODE SECTION 83(b), EVEN IF YOU REQUEST THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON YOUR BEHALF. YOU ARE RELYING SOLELY ON YOUR OWN ADVISORS WITH RESPECT TO THE DECISION AS TO WHETHER OR NOT TO FILE A CODE SECTION 83(b) ELECTION.

Leaves of Absence
For purposes of this Agreement, while you are a common-law employee, your Service does not terminate when you go on a bona fide leave of absence that was approved by the Company (or its Parent, Subsidiary or Affiliate) in writing, if the terms of the leave provide for continued Service crediting, or when continued Service crediting is required by applicable law. Your Service terminates in any event when the approved leave ends, unless you immediately return to active work.
The Company determines which leaves count for this purpose, and when your Service terminates for all purposes under the Plan.

Voting and Other Rights
Subject to the terms of this Agreement, you shall have all the rights and privileges of a shareholder of the Company while the Restricted Stock is held in escrow, including the right to vote and to receive dividends (if any).

Restrictions on Issuance	The Company will not issue any Restricted Stock or vested Shares if the issuance of such Restricted Stock or Shares at that time would violate any law or regulation.
Withholding Taxes	The release of the Restricted Stock from escrow will not be allowed unless you make acceptable arrangements to pay any withholding or other taxes that may be due.

Restrictions on Resale
By signing this Agreement, you agree not to sell, pledge or transfer in any manner any Restricted Stock prior to its vesting or sell, pledge or transfer in any manner any vested Shares acquired under this Award at a time when applicable laws, regulations or Company or underwriter trading policies prohibit sale. In particular, in connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, you shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or agree to engage in any of the foregoing transactions with respect to any vested Shares acquired under this Award without the prior written consent of the Company or its underwriters, for such period of time after the effective date of such registration statement as may be requested by the Company or the underwriters.
If the sale of vested Shares acquired under this Award is not registered under the Securities Act, but an exemption is available which requires an investment or other representation and warranty, you shall represent and agree that the Shares being acquired are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations and warranties as are deemed necessary or appropriate by the Company and its counsel.

The Company’s Right of First Refusal
In the event that you propose to sell, pledge or otherwise transfer to a third party any vested Shares acquired under this Agreement, or any interest in such Shares, the Company shall have the “Right of First Refusal” with respect to all (and not less than all) of such Shares. If you desire to transfer vested Shares acquired under this Agreement, you must give a written “Transfer Notice” to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price and the name and address of the proposed transferee. The Transfer Notice shall be signed both by you and by the proposed new transferee and must constitute a binding commitment of both parties to the transfer of the Shares. The Company shall have the right to purchase all, and not less than all, of the Shares on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted in the next paragraph) by delivery of a notice of exercise of the Right of First Refusal within thirty (30) days after the date when the Transfer Notice was received by the Company. The Company’s rights under this subsection shall be freely assignable, in whole or in part.
If the Company fails to exercise its Right of First Refusal within thirty (30) days after the date when it received the Transfer Notice, you may, not later than ninety (90) days following receipt of the Transfer Notice by the Company, conclude a transfer of the vested Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by you, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in this paragraph and the paragraph above.
If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the vested Shares on the terms set forth in the Transfer Notice within sixty (60) days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Shares was to be made in a form other than lawful money paid at the time of transfer, the Company shall have the option of paying for the Shares with lawful money equal to the present value of the consideration described in the Transfer Notice.
The Company’s Right of First Refusal shall inure to the benefit of its successors and assigns and shall be binding upon any transferee of the Shares.
The Company’s Right of First Refusal shall terminate in the event that the Company’s Shares are listed on an established stock exchange or are quoted regularly on the NASDAQ National Market.

Right of Repurchase
Following termination of your Service for any reason, the Company shall have the right to purchase all of those vested Shares that you have acquired under this Agreement (the “Right of Repurchase”). If the Company exercises the Right of Repurchase, the purchase price shall be the Fair Market Value of those Shares on the date of purchase and shall be paid in cash. The Company will notify you of its intention to purchase such Shares, and will consummate the purchase within the period established by applicable law. The Right of Repurchase shall terminate in the event that the Company’s Shares are listed on an established stock exchange or are quoted regularly on the NASDAQ National Market. Should the Company exercise the Right of Repurchase with respect to any vested Shares, then the certificates for such vested Shares shall be delivered to the Company for cancellation, concurrently with the payment to you, in cash or cash equivalent (including the cancellation of any indebtedness), of an amount equal to the Fair Market Value for such vested Shares, and you shall have no further rights with respect to such vested Shares.

No Retention Rights
This agreement is not an employment agreement and does not give you the right to be retained by the Company (or its Parent, Subsidiaries or Affiliates) in any capacity. The Company (or its Parent, Subsidiaries or Affiliates) reserves the right to terminate your service at any time and for any reason.

Legends
All certificates representing the Restricted Stock issued under this Award shall, where applicable, have endorsed thereon substantially the following legends:
“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR HIS OR HER PREDECESSOR IN INTEREST. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY BY THE REGISTERED HOLDER OF RECORD OF THE SHARES REPRESENTED BY THIS CERTIFICATE.”

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS (COLLECTIVELY, THE “ACTS”). NO INTEREST IN SUCH SHARES MAY BE SOLD, ENCUMBERED OR OTHERWISE TRANSFERRED UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACTS COVERING THE TRANSACTION, (B) THIS CORPORATION RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO THIS CORPORATION STATING THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACTS, OR (C) THIS CORPORATION OTHERWISE SATISFIES ITSELF THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACTS.”

Applicable Law	This Agreement will be interpreted and enforced under the laws of the State of Washington (except its choice-of-law provisions).
By signing the cover sheet of this Agreement, you agree to all of the terms and conditions described above and in the Plan. Any inconsistency between this Agreement and the Plan shall be resolved by reference to the Plan.

EXHIBIT A
ASSIGNMENT SEPARATE FROM CERTIFICATE
FOR VALUE RECEIVED and pursuant to that certain Restricted Stock Agreement dated as of [DATE], the undersigned hereby sells, assigns and transfers unto Smartsheet.com, Inc., a Washington corporation, [NUMBER] shares of the Common Stock represented by certificate No. [CERTIFICATE NUMBER], herewith, and does hereby irrevocably constitute and appoint ___________ attorney-in-fact to transfer the said stock on the books of the said corporation with full power of substitution in the premises.
Dated: ____________

[TYPE NAME]

A-1

EXHIBIT B
ELECTION UNDER SECTION 83(b) OF
THE INTERNAL REVENUE CODE
The undersigned hereby makes an election pursuant to Section 83(b) of the Internal Revenue Code with respect to the property described below and supplies the following information in accordance with the regulations promulgated thereunder:
1.    The name, address and social security number of the undersigned:

Social Security No.:

2.	Description of property with respect to which the election is being made:
________________shares of common stock of_________________________________ (the “Company”).

3.	The date on which the property was transferred is _____________, [YEAR].

4.	The taxable year to which this election relates is calendar year [YEAR].

5.	Nature of restrictions to which the property is subject:
The shares of stock are subject to the provisions of a Stock Award Agreement (the “Agreement”) between the undersigned and the Company. The shares of stock are subject to forfeiture under the terms of the Agreement.

6.	The fair market value of the property at the time of transfer (determined without regard to any lapse restriction) was $__________ per share, [for a total of $__________.]

7.	The amount paid by taxpayer for the property was $__________.

8.	A copy of this statement has been furnished to the Company.
Dated: _____________ __, [YEAR].

[Taxpayer’s Name]

SMARTSHEET.COM, INC.
2005 STOCK OPTION/RESTRICTED STOCK PLAN
NONSTATUTORY STOCK OPTION AGREEMENT
(Immediately Exercisable)
Smartsheet.com, Inc., a Washington corporation (the “Company”), hereby grants an Option to purchase shares of its Common Stock (the “Shares”) to the Optionee named below. The terms and conditions of the Option are set forth in this cover sheet, in the attachment and in the Company’s 2005 Stock Option/Restricted Stock Plan (the “Plan”).
Date of Option Grant: __________________, 200__
Name of Optionee: _________________________________________________
State/Country of Residency:
Optionee’s Social Security Number: _____-____-_____
Number of Shares of Common Stock Covered by Option: ______________
Exercise Price per Share: $_____.___
Vesting Start Date: __________________
By signing this cover sheet, you agree to all of the terms and conditions described in this cover sheet, in the attachment and in the Plan, a copy of which is also enclosed.

Optionee:
(Signature)
Company:	By:
(Signature)
Name:
Title:

SMARTSHEET.COM, INC.
2005 STOCK OPTION/RESTRICTED STOCK PLAN
NONSTATUTORY STOCK OPTION AGREEMENT
(Immediately Exercisable)

The Plan and Other Agreements
The text of the Plan is incorporated in this Agreement by reference. Certain capitalized terms used in this Agreement are defined in the Plan. This Agreement and the Plan constitute the entire understanding between you and the Company regarding this Option. Any prior agreements, commitments or negotiations concerning this Option are superseded.

Nonstatutory Stock Option	This Option is not intended to be an incentive stock option under section 422 of the Code and will be interpreted accordingly.
Exercise and Vesting
This Option is immediately exercisable on the Date of Grant as shown on the cover sheet as to all of the Shares covered by this Option. The Shares under this Option will vest as to [one-fourth (1/4)] of the total number of Shares covered by this Option, as shown above, on the one-year anniversary of the Vesting Start Date. Thereafter, the Shares shall vest at a rate of [one-forty-eighth (1/48)] monthly for each of the [thirty-five (35) months] following the month of the one-year anniversary of the Vesting Start Date. The resulting number of Shares will be rounded to the nearest whole number. The remaining number of Shares covered by this Option will vest on the [thirty-sixth (36th)] month following the month of the one-year anniversary of the Vesting Start Date. No Shares will vest after your Service has terminated for any reason.

Right of Repurchase
Following termination of your Service for any reason, the Company shall have the right to purchase all of those unvested Shares that you have acquired or will acquire under this Option (the “Right of Repurchase”). If the Company exercises the Right of Repurchase, the purchase price for any unvested Shares repurchased shall be their aggregate Exercise Price and shall be paid in cash. The Company will notify you of its intention to repurchase Shares, and will consummate the purchase within one hundred eighty (180) days or such other period established by applicable law.

Term
Your Option will expire in any event at the close of business at Company headquarters on the day before the 10th anniversary of the Date of Option Grant, as shown on the cover sheet. Your Option will expire earlier if your Service terminates, as described below.

Regular Termination
If your Service terminates for any reason, other than death, Disability or Cause, as defined below, then your Option will expire at the close of business at Company headquarters on the 90th day after your termination date.

Termination for Cause
If your Service is terminated for Cause, as determined by the Committee in its sole discretion, then you shall immediately forfeit all rights to your Option and the Option shall immediately expire. For purposes of this Agreement, “Cause” shall mean the termination of your Service due to your commission of any act of fraud, embezzlement or dishonesty; any unauthorized use or disclosure of confidential information or trade secrets of the Company (or any Parent, Subsidiary or Affiliate); or any intentional misconduct adversely affecting the business or affairs of the Company (or any Parent, Subsidiary or Affiliate) in a material manner. This definition shall not restrict in any way the Company’s or any Parent’s, Subsidiary’s or Affiliate’s right to discharge you for any other reason, nor shall this definition be deemed to be inclusive of all the acts or omissions which constitute “cause” for purposes other than this Agreement.

Death
If your Service terminates because of your death, then your Option will expire at the close of business at Company headquarters on the date twelve (12) months after the date of death. During that twelve (12) month period, your estate or heirs may exercise the vested portion of your Option.

Disability	If your Service terminates because of your Disability, then your Option will expire at the close of business at Company headquarters on the date twelve (12) months after your termination date.
Leaves of Absence
For purposes of this Option, your Service does not terminate when you go on a bona fide leave of absence that was approved by the Company in writing, if the terms of the leave provide for continued Service crediting, or when continued Service crediting is required by applicable law. Your Service terminates in any event when the approved leave ends unless you immediately return to active work.
The Company determines which leaves count for this purpose, and when your Service terminates for all purposes under the Plan.

Restrictions on Exercise and Resale
By signing this Agreement, you agree not to exercise this Option or sell any Shares acquired under this Option at a time when applicable laws, regulations or Company or underwriter trading policies prohibit exercise, sale or issuance of Shares. The Company will not permit you to exercise this Option if the issuance of Shares at that time would violate any law or regulation. The Company shall have the right to designate one or more periods of time, each of which shall not exceed one hundred eighty (180) days in length, during which this Option shall not be exercisable if the Company determines (in its sole discretion) that such limitation on exercise could in any way facilitate a lessening of any restriction on transfer pursuant to the Securities Act or any state securities laws with respect to any issuance of securities by the Company, facilitate the registration or qualification of any securities by the Company under the Securities Act or any state securities laws, or facilitate the perfection of any exemption from the registration or qualification requirements of the Securities Act or any applicable state securities laws for the issuance or transfer of any securities. Such limitation on exercise shall not alter the immediately exercisable nature of this Option other than to limit the periods during which this Option shall be exercisable. In addition, in connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, you shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or agree to engage in any of the foregoing transactions with respect to any Shares acquired under this Option without the prior written consent of the Company or its underwriters, for such period of time after the effective date of such registration statement as may be requested by the Company or the underwriters.
If the sale of Shares under the Plan is not registered under the Securities Act, but an exemption is available which requires an investment or other representation, you shall represent and agree at the time of exercise that the Shares being acquired upon exercise of this Option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

Notice of Exercise
When you wish to exercise this Option, you must notify the Company by filing the proper “Notice of Exercise” form at the address given on the form. Your notice must specify how many Shares you wish to purchase. Your notice must also specify how your Shares should be registered (in your name only or in your and your spouse’s names as community property or as joint tenants with right of survivorship). The notice will be effective when it is received by the Company.
If someone else wants to exercise this Option after your death, that person must prove to the Company’s satisfaction that he or she is entitled to do so.

Form of Payment
When you submit your notice of exercise, you must include payment of the Exercise Price for the Shares you are purchasing. Payment may be made in one (or a combination) of the following forms:
• Cash, your personal check, a cashier’s check or a money order.
• Shares which have already been owned by you for more than six (6) months and which are surrendered to the Company. The value of the Shares, determined as of the effective date of the Option exercise, will be applied to the Exercise Price.
•   If permitted by applicable laws, regulations and rules, to the extent a public market for the Shares exists as determined by the Company, by delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

Withholding Taxes
You will not be allowed to exercise this Option unless you make acceptable arrangements to pay any withholding or other taxes that may be due as a result of the Option exercise or vesting or the sale of Shares acquired upon exercise of this Option.

The Company’s Right of First Refusal
In the event that you propose to sell, pledge or otherwise transfer to a third party any Shares acquired under this Agreement, or any interest in such Shares, the Company shall have the “Right of First Refusal” with respect to all (and not less than all) of such Shares. If you desire to transfer Shares acquired under this Agreement, you must give a written “Transfer Notice” to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price and the name and address of the proposed transferee.

The Transfer Notice shall be signed both by you and by the proposed new transferee and must constitute a binding commitment of both parties to the transfer of the Shares. The Company shall have the right to purchase all, and not less than all, of the Shares on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted in the next paragraph) by delivery of a notice of exercise of the Right of First Refusal within thirty (30) days after the date when the Transfer Notice was received by the Company. The Company’s rights under this subsection shall be freely assignable, in whole or in part.

If the Company fails to exercise its Right of First Refusal within thirty (30) days after the date when it received the Transfer Notice, you may, not later than ninety (90) days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by you, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in this paragraph and the two paragraphs above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Shares on the terms set forth in the Transfer Notice within sixty (60) days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Shares was to be made in a form other than lawful money paid at the time of transfer, the Company shall have the option of paying for the Shares with lawful money equal to the present value of the consideration described in the Transfer Notice.

The Company’s Right of First Refusal shall inure to the benefit of its successors and assigns and shall be binding upon any transferee of the Shares.
The Company’s Right of First Refusal shall terminate in the event that Shares are listed on an established stock exchange or are quoted regularly on the NASDAQ National Market.

Escrow
The certificates for the Shares shall be deposited in escrow with the Secretary of the Company to be held in accordance with the provisions of this paragraph. Each deposited certificate shall be accompanied by a duly executed Assignment Separate from Certificate in the form attached hereto as Exhibit A. The deposited certificates, shall remain in escrow until such time or times as the certificates are to be released or otherwise surrendered for cancellation as discussed below. Upon delivery of the certificates to the Company, you shall be issued an instrument of deposit acknowledging the number of Shares delivered in escrow to the Secretary of the Company.

All regular cash dividends on the Shares (or other securities at the time held in escrow) shall be paid directly to you and shall not be held in escrow. However, any new, substituted or additional securities or other property which is issued or distributed with respect to your Shares shall be immediately delivered to the Secretary of the Company to be held in escrow hereunder, but only to the extent such Shares are at the time subject to the escrow requirements hereof.

The Shares held in escrow hereunder shall be subject to the following terms and conditions relating to their release from escrow or their surrender to the Company for repurchase and cancellation:

• As your interest in the Shares vests as described above, the certificates for such vested shares shall be released from escrow and delivered to you, at your request, in accordance with the following schedule:

- The release of any vested shares (or other vested assets and securities) from escrow shall be effected within [thirty (30) days] following the corresponding vesting date.
- Upon termination of your Service, any escrowed Shares in which you are at the time vested shall be released from escrow within [thirty (30) days] thereafter.

• Should the Company exercise its Right of Repurchase with respect to any unvested Shares held at the time in escrow hereunder, then the escrowed certificates for such unvested Shares shall, concurrently with the payment of the purchase price for such Shares, be canceled, and you shall have no further rights with respect to such Shares.

• Should the Company elect not to exercise the Right of Repurchase with respect to any Shares held at the time in escrow hereunder, then the escrowed certificates for such Shares shall be surrendered to you.

Section 83(b) Election
With respect to unvested Shares, under Section 83(b) of the Code, the difference between the Exercise Price paid for the Shares and their fair market value on the date the Shares vest will be reportable as ordinary income at that time. You may elect to be taxed at the time the Shares are acquired to the extent that the fair market value of the Shares differs from the Exercise Price rather than when such Shares vest, by filing an election under Section 83(b) of the Code with the Internal Revenue Service within thirty (30) days after the date of exercise. The form for making this election is attached as Exhibit B hereto. Failure to make this filing within the thirty (30) day period will result in the recognition of ordinary income by you (in the event the fair market value of the Shares increases after the date of exercise) as the shares vest. YOU ACKNOWLEDGE THAT IT IS YOUR SOLE RESPONSIBILITY, AND NOT THE COMPANY’S, TO FILE A TIMELY ELECTION UNDER SECTION 83(b), EVEN IF YOU REQUEST THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON YOUR BEHALF. YOU ARE RELYING SOLELY ON YOUR OWN ADVISORS WITH RESPECT TO THE DECISION AS TO WHETHER OR NOT TO FILE AN 83(b) ELECTION.

Transfer of Option
Prior to your death, only you may exercise this Option. You cannot transfer or assign this Option. For instance, you may not sell this Option or use it as security for a loan. If you attempt to do any of these things, this Option will immediately become invalid. You may, however, dispose of this Option in your will.

Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from your spouse or former spouse, nor is the Company obligated to recognize such individual’s interest in your Option in any other way.

No Retention Rights
Your Option or this Agreement does not give you the right to be retained by the Company (or any Parent or any Subsidiaries or Affiliates) in any capacity. The Company (or any Parent and any Subsidiaries or Affiliates) reserves the right to terminate your Service at any time and for any reason.

Shareholder Rights
You, or your estate or heirs, have no rights as a shareholder of the Company until a certificate for your Option’s Shares has been issued. No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued, except as described in the Plan.

Adjustments
As more fully described in the Plan, the number and class of Shares or other stock or securities covered by this Option and the Exercise Price may be adjusted (and rounded down to the nearest whole number) in the event of certain transactions or changes to the Shares. As more fully described in the Plan, your Option shall be subject to the terms of the agreement of merger, reorganization or other corporate transaction in the event the Company is subject to such corporate activity.

Legends
All certificates representing the Shares issued upon exercise of this Option shall, where applicable, have endorsed thereon substantially the following legends:
“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR HIS OR HER PREDECESSOR IN INTEREST. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY BY THE REGISTERED HOLDER OF THE SHARES REPRESENTED BY THIS CERTIFICATE.”
“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS (COLLECTIVELY, THE “ACTS”). NO INTEREST IN SUCH SHARES MAY BE SOLD, ENCUMBERED OR OTHERWISE TRANSFERRED UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACTS COVERING THE TRANSACTION, (B) THIS CORPORATION RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO THIS CORPORATION STATING THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACTS, OR (C) THIS CORPORATION OTHERWISE SATISFIES ITSELF THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACTS.”

Applicable Law	This Agreement will be interpreted and enforced under the laws of the State of Washington (except its choice-of-law provisions).
By signing the cover sheet of this Agreement, you agree to all of the terms and conditions described above and in the Plan. Any inconsistency between this Agreement and the Plan shall be resolved by reference to the Plan.

NOTICE OF EXERCISE OF STOCK OPTION
Smartsheet.com, Inc.
Attn: President, Chief Financial Officer or Chief Technology Officer
Re:    Exercise of Stock Option to Purchase Shares of Company Common Stock
Ladies and Gentlemen:
Pursuant to the Stock Option Agreement dated ___________ (the “Stock Option Agreement”), between Smartsheet.com, Inc., a Washington corporation (the “Company”), and the undersigned, I hereby elect to purchase __________ shares of the common stock of the Company (the “Shares”), at the price of $__________ per Share. My check in the amount of $__________ is enclosed. The Shares are to be issued and registered in the name(s) of:

(Print Name)

(Print Name, if any)
The undersigned understands that there may be tax consequences as a result of the purchase or disposition of the Shares. The undersigned represents that he or she has received and reviewed the Plan’s federal tax information and consulted with any tax consultants he or she deems advisable in connection with the purchase or disposition of the Shares and the undersigned is not relying on the Company for any tax advice.

The undersigned acknowledges that he or she has received, read and understood the Stock Option Agreement and agrees to abide by and be bound by its terms and conditions. The undersigned represents that the Shares are being acquired solely for his or her own account and not as a nominee for any other party, or for investment, and that the undersigned purchaser will not offer, sell or otherwise dispose of any such Shares except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.
Dated: ____________________

(Signature)

(Please Print Name)

Social Security No.

(Full Address)

ACCEPTED BY COMPANY:

By:
Name:
Its:

Date:	, 20

EXHIBIT A
ASSIGNMENT SEPARATE FROM CERTIFICATE
FOR VALUE RECEIVED, ______________ hereby sells, assigns and transfers unto Smartsheet.com, Inc., a Washington corporation (the “Company”), ___________ (_____) shares of common stock of the Company represented by Certificate No. _________ herewith and does hereby irrevocably constitute and appoint ______________________ Attorney to transfer the said stock on the books of the Company with full power of substitution in the premises.
Dated: ______________________

Print Name

Signature

Spousal Consent (if applicable)
________________ (Purchaser’s spouse) indicates by the execution of this Assignment his or her consent to be bound by the terms herein as to his or her interests, whether as community property or otherwise, if any, in the Shares.

Signature
INSTRUCTIONS: PLEASE DO NOT FILL IN ANY BLANKS OTHER THAN THE SIGNATURE LINE. THE PURPOSE OF THIS ASSIGNMENT IS TO ENABLE THE COMPANY TO EXERCISE ITS “RIGHT OF REPURCHASE” SET FORTH IN THE AGREEMENT WITHOUT REQUIRING ADDITIONAL SIGNATURES ON THE PART OF PURCHASER.

EXHIBIT B
Internal Revenue Service Center

Re:	Election Under Section 83(b) of the Internal Revenue Code of 1986
Ladies and Gentlemen:
I hereby elect under section 83(b) of the Internal Revenue Code of 1986 to include in gross income any excess of fair market value over purchase price with respect to the transfer of the property described below:

1.	Name: __________________________________________________

2.	Address: ________________________________________________
________________________________________________

3.	Social Security Number: ___________________________________

4.	Tax Year of Election: Calendar Year of ________________________

5.	Description of Property: _____________ shares of Smartsheet.com, Inc., a Washington corporation (the “Company”).

6.	Date of Property Transfer: __________________________________

7.
Nature of Property Restrictions: Property is subject to the Company’s right to repurchase the stock at the undersigned’s original purchase price if the undersigned ceases to be associated with the Company, which right will generally lapse monthly over a designated four-year period.

8.
Fair Market Value at the Time of Transfer: $__________ per share for an aggregate of $_____________. The Fair Market Value at the time of transfer was determined without regard to any lapse restrictions as defined in section 1.83-3(i) of the Income Tax Regulations.

9.	Amount Paid for Property: $_________ per share for an aggregate of $_________.

10.	A copy of this election has been furnished to the Company, the person for whom the services are performed.

Sincerely,

Signature

Date

SMARTSHEET.COM, INC.
2005 STOCK OPTION/RESTRICTED STOCK PLAN
NONSTATUTORY STOCK OPTION AGREEMENT
Smartsheet.com, Inc., a Washington corporation (the “Company”), hereby grants an Option to purchase shares of its Common Stock (the “Shares”) to the Optionee named below. The terms and conditions of the Option are set forth in this cover sheet, in the attachment and in the Company’s 2005 Stock Option/Restricted Stock Plan (the “Plan”).
Date of Option Grant: __________________, 201__
Name of Optionee: _________________________________________________
State/Country of Residency: ______________
Optionee’s Social Security Number: _____-____-_____
Number of Shares Covered by Option: ______________
Exercise Price per Share: $_____.___
Vesting Start Date: __________________
Vesting Schedule:
Subject to all the terms of the attached Agreement, your right to purchase Shares under this Option vests as to one-fourth (1/4) of the total number of Shares covered by this Option, as shown above, on the one-year anniversary of the Vesting Start Date. Thereafter, the number of Shares which you may purchase under this Option shall vest at the rate of one-forty-eighth (1/48) monthly for the thirty-five (35) months following the month of the one-year anniversary of the Vesting Start Date. The resulting number of Shares will be rounded to the nearest whole number. The remaining number of Shares covered by this Option will vest on the thirty-sixth (36th) month following the month of the one-year anniversary of the Vesting Start Date. No Shares will vest after your Service has terminated for any reason.
By signing this cover sheet, you agree to all of the terms and conditions described in this cover sheet, in the attachment and in the Plan, a copy of which is also enclosed.

Optionee:
(Signature)
Company:	By:
(Signature)
Name:
Title:

SMARTSHEET.COM, INC.
2005 STOCK OPTION/RESTRICTED STOCK PLAN
NONSTATUTORY STOCK OPTION AGREEMENT

The Plan and Other Agreements
The text of the Plan is incorporated in this Agreement by reference. Certain capitalized terms used in this Agreement are defined in the Plan. This Agreement and the Plan constitute the entire understanding between you and the Company regarding this Option. Any prior agreements, commitments or negotiations concerning this Option are superseded.

Nonstatutory Stock Option	This Option is not intended to be an Incentive Stock Option under section 422 of the Code and will be interpreted accordingly.
Vesting	This Option is only exercisable before it expires and then only with respect to the vested portion of the Option. This Option will vest according to the Vesting Schedule on the attached cover sheet.
Term
Your Option will expire in any event at the close of business at Company headquarters on the day before the 10th anniversary of the Date of Option Grant, as shown on the cover sheet. Your Option will expire earlier if your Service terminates, as described below.

Regular Termination
If your Service terminates for any reason, other than death, Disability or Cause, as defined below, then your Option will expire at the close of business at Company headquarters on the 90th day after your termination date.

Termination for Cause
If your Service is terminated for Cause, as determined by the Committee in its sole discretion, then you shall immediately forfeit all rights to your Option and the Option shall immediately expire. For purposes of this Agreement, “Cause” shall mean the termination of your Service due to your commission of any act of fraud, embezzlement or dishonesty; any unauthorized use or disclosure of confidential information or trade secrets of the Company (or any Parent, Subsidiary or Affiliate); or any intentional misconduct adversely affecting the business or affairs of the Company (or any Parent, Subsidiary or Affiliate) in a material manner. This definition shall not restrict in any way the Company’s or any Parent’s, Subsidiary’s or Affiliate’s right to discharge you for any other reason, nor shall this definition be deemed to be inclusive of all the acts or omissions which constitute “cause” for purposes other than this Agreement.

Death
If your Service terminates because of your death, then your Option will expire at the close of business at Company headquarters on the date twelve (12) months after the date of death. During that twelve (12) month period, your estate or heirs may exercise the vested portion of your Option.

Disability	If your Service terminates because of your Disability, then your Option will expire at the close of business at Company headquarters on the date twelve (12) months after your termination date.

Leaves of Absence
For purposes of this Option, your Service does not terminate when you go on a bona fide leave of absence that was approved by the Company in writing, if the terms of the leave provide for continued Service crediting, or when continued Service crediting is required by applicable law. Your Service terminates in any event when the approved leave ends unless you immediately return to active work.
The Company determines which leaves count for this purpose, and when your Service terminates for all purposes under the Plan.

Notice of Exercise
When you wish to exercise this Option, you must notify the Company by filing the proper “Notice of Exercise” form at the address given on the form. Your notice must specify how many Shares you wish to purchase. Your notice must also specify how your Shares should be registered (in your name only or in your and your spouse’s names as community property or as joint tenants with right of survivorship). The notice will be effective when it is received by the Company.
If someone else wants to exercise this Option after your death, that person must prove to the Company’s satisfaction that he or she is entitled to do so.

Form of Payment
When you submit your notice of exercise, you must include payment of the Exercise Price for the Shares you are purchasing. Payment may be made in one (or a combination) of the following forms:
• Cash, your personal check, a cashier’s check or a money order.
• Shares which have already been owned by you for more than six (6) months and which are surrendered to the Company. The value of the Shares, determined as of the effective date of the Option exercise, will be applied to the Exercise Price.
•   If permitted by applicable laws, regulations and rules, to the extent a public market for the Shares exists as determined by the Company, by delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

Withholding Taxes
You will not be allowed to exercise this Option unless you make acceptable arrangements to pay any withholding or other taxes that may be due as a result of the Option exercise or sale of Shares acquired under this Option.

Restrictions on Exercise and Resale
By signing this Agreement, you agree not to exercise this Option or sell any Shares acquired under this Option at a time when applicable laws, regulations or Company or underwriter trading policies prohibit exercise, sale or issuance of Shares. The Company will not permit you to exercise this Option if the issuance of Shares at that time would violate any law or regulation. The Company shall have the right to designate one or more periods of time, each of which shall not exceed one hundred eighty (180) days in length, during which this Option shall not be exercisable if the Company determines (in its sole discretion) that such limitation on exercise could in any way facilitate a lessening of any restriction on transfer pursuant to the Securities Act or any state securities laws with respect to any issuance of securities by the Company, facilitate the registration or qualification of any securities by the Company under the Securities Act or any state securities laws, or facilitate the perfection of any exemption from the registration or qualification requirements of the Securities Act or any applicable state securities laws for the issuance or transfer of any securities. Such limitation on exercise shall not alter the vesting schedule set forth in this Agreement other than to limit the periods during which this Option shall be exercisable. In addition, in connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, you shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or agree to engage in any of the foregoing transactions with respect to any Shares acquired under this Option without the prior written consent of the Company or its underwriters, for such period of time after the effective date of such registration statement as may be requested by the Company or the underwriters.
If the sale of Shares under the Plan is not registered under the Securities Act, but an exemption is available which requires an investment or other representation, you shall represent and agree at the time of exercise that the Shares being acquired upon exercise of this Option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

The Company’s Right of First Refusal
In the event that you propose to sell, pledge or otherwise transfer to a third party any Shares acquired under this Agreement, or any interest in such Shares, the Company shall have the “Right of First Refusal” with respect to all (and not less than all) of such Shares. If you desire to transfer Shares acquired under this Agreement, you must give a written “Transfer Notice” to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price and the name and address of the proposed transferee.

The Transfer Notice shall be signed both by you and by the proposed new transferee and must constitute a binding commitment of both parties to the transfer of the Shares. The Company shall have the right to purchase all, and not less than all, of the Shares on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted in the next paragraph) by delivery of a notice of exercise of the Right of First Refusal within thirty (30) days after the date when the Transfer Notice was received by the Company. The Company’s rights under this subsection shall be freely assignable, in whole or in part.

If the Company fails to exercise its Right of First Refusal within thirty (30) days after the date when it received the Transfer Notice, you may, not later than ninety (90) days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by you, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in this paragraph and the two paragraphs above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Shares on the terms set forth in the Transfer Notice within sixty (60) days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Shares was to be made in a form other than lawful money paid at the time of transfer, the Company shall have the option of paying for the Shares with lawful money equal to the present value of the consideration described in the Transfer Notice.

The Company’s Right of First Refusal shall inure to the benefit of its successors and assigns and shall be binding upon any transferee of the Shares.
The Company’s Right of First Refusal shall terminate in the event that Shares are listed on an established stock exchange or are quoted regularly on the NASDAQ National Market.

Right of Repurchase
Following termination of your Service for any reason, the Company shall have the right to purchase all of those Shares that you have acquired or will acquire under this Option (the “Right of Repurchase”). If the Company exercises the Right of Repurchase, the purchase price shall be the Fair Market Value of those Shares on the date of purchase and shall be paid in cash. The Company will notify you of its intention to purchase such Shares, and will consummate the purchase within the period established by applicable law. The Right of Repurchase shall terminate in the event that the Shares are listed on an established stock exchange or are quoted regularly on the NASDAQ National Market.

Transfer of Option
Prior to your death, only you may exercise this Option. You cannot transfer or assign this Option. For instance, you may not sell this Option or use it as security for a loan. If you attempt to do any of these things, this Option will immediately become invalid. You may, however, dispose of this Option in your will. Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from your spouse or former spouse, nor is the Company obligated to recognize such individual’s interest in your Option in any other way.

Retention Rights
Your Option or this Agreement does not give you the right to be retained by the Company (or any Parent or any Subsidiaries or Affiliates) in any capacity. The Company (or any Parent and any Subsidiaries or Affiliates) reserves the right to terminate your Service at any time and for any reason.

Shareholder Rights
You, or your estate or heirs, have no rights as a shareholder of the Company until a certificate for your Option’s Shares has been issued. No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued, except as described in the Plan.

Adjustments
As more fully described in the Plan, the number and class of Shares or other stock or securities covered by this Option and the Exercise Price may be adjusted (and rounded down to the nearest whole number) in the event of certain transactions or changes to the Shares. As more fully described in the Plan, your Option shall be subject to the terms of the agreement of merger, reorganization or other corporate transaction in the event the Company is subject to such corporate activity.

Legends	All certificates representing the Shares issued upon exercise of this Option shall, where applicable, have endorsed thereon substantially the following legends:

“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR HIS OR HER PREDECESSOR IN INTEREST. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY BY THE REGISTERED HOLDER OF THE SHARES REPRESENTED BY THIS CERTIFICATE.”

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS (COLLECTIVELY, THE “ACTS”). NO INTEREST IN SUCH SHARES MAY BE SOLD, ENCUMBERED OR OTHERWISE TRANSFERRED UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACTS COVERING THE TRANSACTION, (B) THIS CORPORATION RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO THIS CORPORATION STATING THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACTS, OR (C) THIS CORPORATION OTHERWISE SATISFIES ITSELF THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACTS.”

Applicable Law	This Agreement will be interpreted and enforced under the laws of the State of Washington (except its choice-of-law provisions).
By signing the cover sheet of this Agreement, you agree to all of the terms and conditions described above and in the Plan. Any inconsistency between this Agreement and the Plan shall be resolved by reference to the Plan.

NOTICE OF EXERCISE OF STOCK OPTION
Smartsheet.com, Inc.
10500 NE 8th Street, Suite 1750
Bellevue, WA 98004
Attn: President, Chief Financial Officer or Chief Technology Officer
Re:    Exercise of Stock Option to Purchase Shares of Company Common Stock
Ladies and Gentlemen:
Pursuant to the Stock Option Agreement dated ___________ (the “Stock Option Agreement”), between Smartsheet.com, Inc., a Washington corporation (the “Company”), and the undersigned, I hereby elect to purchase __________ shares of the common stock of the Company (the “Shares”), at the price of $__________ per Share. My check in the amount of $__________ is enclosed. The Shares are to be issued and registered in the name(s) of:

(Print Name)

(Print Name, if any)
The undersigned understands that there may be tax consequences as a result of the purchase or disposition of the Shares. The undersigned represents that he or she has received and reviewed the Plan’s federal tax information and consulted with any tax consultants he or she deems advisable in connection with the purchase or disposition of the Shares and the undersigned is not relying on the Company for any tax advice.

The undersigned acknowledges that he or she has received, read and understood the Stock Option Agreement and agrees to abide by and be bound by its terms and conditions. The undersigned represents that the Shares are being acquired solely for his or her own account and not as a nominee for any other party, or for investment, and that the undersigned purchaser will not offer, sell or otherwise dispose of any such Shares except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.
Dated: ____________________

(Signature)

(Please Print Name)

Social Security No.

(Full Address)

ACCEPTED BY COMPANY:

By:
Name:
Its:

Date:	, 20

SMARTSHEET.COM, INC.
2005 STOCK OPTION/RESTRICTED STOCK PLAN
INCENTIVE STOCK OPTION AGREEMENT
Smartsheet.com, Inc., a Washington corporation (the “Company”), hereby grants an Option to purchase shares of its Common Stock (the “Shares”) to the Optionee named below. The terms and conditions of the Option are set forth in this cover sheet, in the attachment and in the Company’s 2005 Stock Option/Restricted Stock Plan (the “Plan”).
Date of Option Grant: __________________, 201__
Name of Optionee: _________________________________________________
State/Country of Residency: ______________
Optionee’s Social Security Number: _____-____-_____
Number of Shares Covered by Option: ______________
Exercise Price per Share: $_____.___
Vesting Start Date: __________________
Vesting Schedule:
Subject to all the terms of the attached Agreement, your right to purchase Shares under this Option vests as to one-fourth (1/4) of the total number of Shares covered by this Option, as shown above, on the one-year anniversary of the Vesting Start Date. Thereafter, the number of Shares which you may purchase under this Option shall vest at the rate of one-forty-eighth (1/48) monthly for the thirty-five (35) months following the month of the one-year anniversary of the Vesting Start Date. The resulting number of Shares will be rounded to the nearest whole number. The remaining number of Shares covered by this Option will vest on the thirty-sixth (36th) month following the month of the one-year anniversary of the Vesting Start Date. No Shares will vest after your Service has terminated for any reason.
By signing this cover sheet, you agree to all of the terms and conditions described in this cover sheet, in the attachment and in the Plan, a copy of which is also enclosed.

Optionee:
(Signature)
Company:	By:
(Signature)
Name:
Title:

SMARTSHEET.COM, INC.
2005 STOCK OPTION/RESTRICTED STOCK PLAN
INCENTIVE STOCK OPTION AGREEMENT

The Plan and Other Agreements
The text of the Plan is incorporated in this Agreement by reference. Certain capitalized terms used in this Agreement are defined in the Plan. This Agreement and the Plan constitute the entire understanding between you and the Company regarding this Option. Any prior agreements, commitments or negotiations concerning this Option are superseded.

Incentive Stock Option
This Option is intended to be an Incentive Stock Option under section 422 of the Code and will be interpreted accordingly. If you cease to be an employee of the Company, a Subsidiary or of a Parent but continue to provide Service, this Option will be deemed a Nonstatutory Stock Option on the 90th day after you cease to be an employee. In addition, to the extent that all or part of this Option exceeds the $100,000 rule of section 422(d) of the Code, this Option or the lesser excess part will be treated as a Nonstatutory Stock Option.

Vesting	This Option is only exercisable before it expires and then only with respect to the vested portion of the Option. This Option will vest according to the Vesting Schedule on the attached cover sheet.
Term
Your Option will expire in any event at the close of business at Company headquarters on the day before the 10th anniversary of the Date of Option Grant, as shown on the cover sheet. Your Option will expire earlier if your Service terminates, as described below.

Regular Termination
If your Service terminates for any reason, other than death, Disability or Cause, as defined below, then your Option will expire at the close of business at Company headquarters on the 90th day after your termination date.

Termination for Cause
If your Service is terminated for Cause, as determined by the Committee in its sole discretion, then you shall immediately forfeit all rights to your Option and the Option shall immediately expire. For purposes of this Agreement, “Cause” shall mean the termination of your Service due to your commission of any act of fraud, embezzlement or dishonesty; any unauthorized use or disclosure of confidential information or trade secrets of the Company (or any Parent, Subsidiary or Affiliate); or any intentional misconduct adversely affecting the business or affairs of the Company (or any Parent, Subsidiary or Affiliate) in a material manner. This definition shall not restrict in any way the Company’s or any Parent’s, Subsidiary’s or Affiliate’s right to discharge you for any other reason, nor shall this definition be deemed to be inclusive of all the acts or omissions which constitute “cause” for purposes other than this Agreement.

Death
If your Service terminates because of your death, then your Option will expire at the close of business at Company headquarters on the date twelve (12) months after the date of death. During that twelve (12) month period, your estate or heirs may exercise the vested portion of your Option.

Disability	If your Service terminates because of your Disability, then your Option will expire at the close of business at Company headquarters on the date twelve (12) months after your termination date.
Leaves of Absence
For purposes of this Option, your Service does not terminate when you go on a bona fide leave of absence that was approved by the Company in writing, if the terms of the leave provide for continued Service crediting, or when continued Service crediting is required by applicable law. However, your Service will be treated as terminating ninety (90) days after you went on leave, unless your right to return to active work is guaranteed by law or by a contract. Your Service terminates in any event when the approved leave ends unless you immediately return to active work.
The Company determines which leaves count for this purpose, and when your Service terminates for all purposes under the Plan.

Notice of Exercise
When you wish to exercise this Option, you must notify the Company by filing the proper “Notice of Exercise” form at the address given on the form. Your notice must specify how many Shares you wish to purchase. Your notice must also specify how your Shares should be registered (in your name only or in your and your spouse’s names as community property or as joint tenants with right of survivorship). The notice will be effective when it is received by the Company.
If someone else wants to exercise this Option after your death, that person must prove to the Company’s satisfaction that he or she is entitled to do so.

Form of Payment
When you submit your notice of exercise, you must include payment of the Exercise Price for the Shares you are purchasing. Payment may be made in one (or a combination) of the following forms:
• Cash, your personal check, a cashier’s check or a money order.
•   Shares which have already been owned by you for more than six (6) months and which are surrendered to the Company. The value of the Shares, determined as of the effective date of the Option exercise, will be applied to the Exercise Price.
•   If permitted by applicable laws, regulations and rules, to the extent a public market for the Shares exists as determined by the Company, by delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

Withholding Taxes
You will not be allowed to exercise this Option unless you make acceptable arrangements to pay any withholding or other taxes that may be due as a result of the Option exercise or sale of Shares acquired under this Option.

Restrictions on Exercise and Resale
By signing this Agreement, you agree not to exercise this Option or sell any Shares acquired under this Option at a time when applicable laws, regulations or Company or underwriter trading policies prohibit exercise, sale or issuance of Shares. The Company will not permit you to exercise this Option if the issuance of Shares at that time would violate any law or regulation. The Company shall have the right to designate one or more periods of time, each of which shall not exceed one hundred eighty (180) days in length, during which this Option shall not be exercisable if the Company determines (in its sole discretion) that such limitation on exercise could in any way facilitate a lessening of any restriction on transfer pursuant to the Securities Act or any state securities laws with respect to any issuance of securities by the Company, facilitate the registration or qualification of any securities by the Company under the Securities Act or any state securities laws, or facilitate the perfection of any exemption from the registration or qualification requirements of the Securities Act or any applicable state securities laws for the issuance or transfer of any securities. Such limitation on exercise shall not alter the vesting schedule set forth in this Agreement other than to limit the periods during which this Option shall be exercisable. In addition, in connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, you shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or agree to engage in any of the foregoing transactions with respect to any Shares acquired under this Option without the prior written consent of the Company or its underwriters, for such period of time after the effective date of such registration statement as may be requested by the Company or the underwriters.
If the sale of Shares under the Plan is not registered under the Securities Act, but an exemption is available which requires an investment or other representation, you shall represent and agree at the time of exercise that the Shares being acquired upon exercise of this Option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

The Company’s Right of First Refusal
In the event that you propose to sell, pledge or otherwise transfer to a third party any Shares acquired under this Agreement, or any interest in such Shares, the Company shall have the “Right of First Refusal” with respect to all (and not less than all) of such Shares. If you desire to transfer Shares acquired under this Agreement, you must give a written “Transfer Notice” to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price and the name and address of the proposed transferee.
The Transfer Notice shall be signed both by you and by the proposed new transferee and must constitute a binding commitment of both parties to the transfer of the Shares. The Company shall have the right to purchase all, and not less than all, of the Shares on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted in the next paragraph) by delivery of a notice of exercise of the Right of First Refusal within thirty (30) days after the date when the Transfer Notice was received by the Company. The Company’s rights under this subsection shall be freely assignable, in whole or in part.
If the Company fails to exercise its Right of First Refusal within thirty (30) days after the date when it received the Transfer Notice, you may, not later than ninety (90) days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by you, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in this paragraph and the two paragraphs above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Shares on the terms set forth in the Transfer Notice within sixty (60) days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Shares was to be made in a form other than lawful money paid at the time of transfer, the Company shall have the option of paying for the Shares with lawful money equal to the present value of the consideration described in the Transfer Notice.
The Company’s Right of First Refusal shall inure to the benefit of its successors and assigns and shall be binding upon any transferee of the Shares.
The Company’s Right of First Refusal shall terminate in the event that Shares are listed on an established stock exchange or are quoted regularly on the NASDAQ National Market.

Right of Repurchase
Following termination of your Service for any reason, the Company shall have the right to purchase all of those Shares that you have acquired or will acquire under this Option (the “Right of Repurchase”). If the Company exercises the Right of Repurchase, the purchase price shall be the Fair Market Value of those Shares on the date of purchase and shall be paid in cash. The Company will notify you of its intention to purchase such Shares, and will consummate the purchase within the period established by applicable law. The Right of Repurchase shall terminate in the event that the Shares are listed on an established stock exchange or are quoted regularly on the NASDAQ National Market.

Transfer of Option
Prior to your death, only you may exercise this Option. You cannot transfer or assign this Option. For instance, you may not sell this Option or use it as security for a loan. If you attempt to do any of these things, this Option will immediately become invalid. You may, however, dispose of this Option in your will.
Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from your spouse or former spouse, nor is the Company obligated to recognize such individual’s interest in your Option in any other way.

No Retention Rights
Your Option or this Agreement does not give you the right to be retained by the Company (or any Parent or any Subsidiaries or Affiliates) in any capacity. The Company (or any Parent and any Subsidiaries or Affiliates) reserves the right to terminate your Service at any time and for any reason.

Shareholder Rights
You, or your estate or heirs, have no rights as a shareholder of the Company until a certificate for your Option’s Shares has been issued. No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued, except as described in the Plan.

Adjustments
As more fully described in the Plan, the number and class of Shares or other stock or securities covered by this Option and the Exercise Price may be adjusted (and rounded down to the nearest whole number) in the event of certain transactions or changes to the Shares. As more fully described in the Plan, your Option shall be subject to the terms of the agreement of merger, reorganization or other corporate transaction in the event the Company is subject to such corporate activity.

Legends
All certificates representing the Shares issued upon exercise of this Option shall, where applicable, have endorsed thereon substantially the following legends:
“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR HIS OR HER PREDECESSOR IN INTEREST. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY BY THE REGISTERED HOLDER OF THE SHARES REPRESENTED BY THIS CERTIFICATE.”
“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS (COLLECTIVELY, THE “ACTS”). NO INTEREST IN SUCH SHARES MAY BE SOLD, ENCUMBERED OR OTHERWISE TRANSFERRED UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACTS COVERING THE TRANSACTION, (B) THIS CORPORATION RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO THIS CORPORATION STATING THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACTS, OR (C) THIS CORPORATION OTHERWISE SATISFIES ITSELF THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACTS.”

Applicable Law	This Agreement will be interpreted and enforced under the laws of the State of Washington (except its choice-of-law provisions).
By signing the cover sheet of this Agreement, you agree to all of the terms and conditions described above and in the Plan. Any inconsistency between this Agreement and the Plan shall be resolved by reference to the Plan.

NOTICE OF EXERCISE OF STOCK OPTION
Smartsheet.com, Inc.
6413 Lake Washington Blvd.
Kirkland, WA 98033
Attn: President, Chief Financial Officer or Chief Technology Officer
Re:    Exercise of Stock Option to Purchase Shares of Company Common Stock
Ladies and Gentlemen:
Pursuant to the Stock Option Agreement dated ___________ (the “Stock Option Agreement”), between Smartsheet.com, Inc., a Washington corporation (the “Company”), and the undersigned, I hereby elect to purchase __________ shares of the common stock of the Company (the “Shares”), at the price of $__________ per Share. My check in the amount of $__________ is enclosed. The Shares are to be issued and registered in the name(s) of:

(Print Name)

(Print Name, if any)
The undersigned understands that there may be tax consequences as a result of the purchase or disposition of the Shares. The undersigned represents that he or she has received and reviewed the Plan’s federal tax information and consulted with any tax consultants he or she deems advisable in connection with the purchase or disposition of the Shares and the undersigned is not relying on the Company for any tax advice.

The undersigned acknowledges that he or she has received, read and understood the Stock Option Agreement and agrees to abide by and be bound by its terms and conditions. The undersigned represents that the Shares are being acquired solely for his or her own account and not as a nominee for any other party, or for investment, and that the undersigned purchaser will not offer, sell or otherwise dispose of any such Shares except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.
Dated: ____________________

(Signature)

(Please Print Name)

Social Security No.

(Full Address)

ACCEPTED BY COMPANY:

By:
Name:
Its:

Date:	, 20